EXHIBIT 10.14

                          SHENANDOAH TELEPHONE COMPANY

                     EXECUTIVE SUPPLEMENTAL RETIREMENT PLAN

                             Effective May 12, 2003

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                          Shenandoah Telephone Company
                     Executive Supplemental Retirement Plan
                             Effective May 12, 2003

                                TABLE OF CONTENTS

INTRODUCTION..................................................................1

ARTICLE I  DEFINITIONS........................................................2

       1.01.  Actuarial Equivalent............................................2
       1.02.  Accrued Benefit.................................................2
       1.03.  Affiliate.......................................................2
       1.04.  Applicable Percentage...........................................2
       1.05.  Beneficiary.....................................................2
       1.06.  Board...........................................................2
       1.07.  Committee.......................................................3
       1.08.  Company.........................................................3
       1.09.  Compensation....................................................3
       1.10.  Credited Service................................................3
       1.11.  Early Retirement Date...........................................3
       1.12.  Employee........................................................3
       1.13.  Final Compensation..............................................3
       1.14.  Hour of Service.................................................3
       1.15.  Normal Retirement Date..........................................3
       1.16.  Participant.....................................................4
       1.17.  Plan Year.......................................................4
       1.18.  Regular Retirement Plan.........................................4
       1.19.  Surviving Spouse................................................4

ARTICLE II  PARTICIPATION.....................................................5

ARTICLE III  RETIREMENT BENEFITS..............................................6

       3.01.  Normal Retirement Benefit.......................................6
       3.02.  Early Retirement Benefit........................................6
       3.03.  Deferred Retirement Benefit.....................................6
       3.04.  Pre-Retirement Death Benefit....................................6
       3.05.  Post-Retirement Death Benefit...................................6
       3.06.  Forfeiture of Benefit...........................................7
       3.07.  Optional Forms of Retirement Payments...........................7

ARTICLE IV  ADMINISTRATION OF THE PLAN........................................9

       4.01.  Administrative Rules............................................9
       4.02.  Claims Procedure................................................9

ARTICLE V  AMENDMENTS AND TERMINATION........................................11

ARTICLE VI  MISCELLANEOUS....................................................12

       6.01.  No Guarantee of Employment.....................................12
       6.02.  Liability......................................................12
       6.03.  Nonassignability...............................................12


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                          Shenandoah Telephone Company
                     Executive Supplemental Retirement Plan
                             Effective May 12, 2003

       6.04.  Construction...................................................12
       6.05.  Governing Law..................................................12
SIGNATURE PAGE...............................................................13


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                          Shenandoah Telephone Company
                     Executive Supplemental Retirement Plan
                             Effective May 12, 2003

                                  INTRODUCTION

      Effective May 12, 2003, the Board of Directors of Shenandoah Telephone Company ("Shenandoah") adopted this Executive Supplemental Retirement Plan (the "Plan") for selected key employees who are Participants in the Shenandoah Telephone Company Retirement Plan (such plan hereinafter referred to as "the Regular Retirement Plan").

      The purpose of this Plan is to provide retirement benefits in addition to those provided under the Regular Retirement Plan. The Plan is intended to be a plan that is unfunded and maintained primarily for the purpose of providing deferred compensation for a "select group of management or highly compensated employees" (as such phrase is used in the Employee Retirement Income Security Act of 1974). The Plan must be administered and construed in a manner that is consistent with that intent.


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                          Shenandoah Telephone Company
                     Executive Supplemental Retirement Plan
                             Effective May 12, 2003

                                    ARTICLE I
                                   DEFINITIONS

      The terms used herein shall have the meanings set forth in Article I of the Shenandoah Telephone Company Retirement Plan (the "Regular Retirement Plan") except as modified below or otherwise provided in this document.

1.01. Actuarial Equivalent

      Actuarial Equivalent means, when used in reference to any form of benefit, a form of benefit which has the same value as the referenced benefit based on actuarial assumptions and methods employed in determining actuarial equivalence under the Regular Retirement Plan.

1.02. Accrued Benefit

      Accrued Benefit means, on any given date, a monthly benefit for the life of a Participant determined as follows:

      (1)   the Applicable Percentage of the Participant's Final Compensation;
            less

      (2) the accrued monthly benefit payable at age 65 to the Participant under the Regular Retirement Plan on that date; less

      (3) the Participant's estimated monthly Primary Social Security Benefit payable at age 65.

1.03. Affiliate

      Affiliate means any corporation which, when considered with the Company, would constitute, a controlled group of corporations within the meaning of Code section 1563(a) determined without reference to Code section 1563(a)(4) and 1563(e)(3)(C).

1.04. Applicable Percentage

      Applicable Percentage means 50% for Participants with 20 years or less of Credited Service. The Applicable Percentage is increased by 1% for each additional year of Credited Service up to a maximum of 70% with 40 years of Credited Service.

1.05. Beneficiary

      Beneficiary means any person designated by a Participant to receive such benefits as may become payable under the Plan after the death of the Participant.

1.06. Board

      Board means the Board of Directors of the Company.


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                          Shenandoah Telephone Company
                     Executive Supplemental Retirement Plan
                             Effective May 12, 2003

1.07. Committee

      Committee means the committee appointed by the Board to administer the Plan.

1.08. Company

      Company means the Shenandoah Telephone Company.

1.09. Compensation

      Compensation means the taxable earnings paid in cash by the Company to the Participant, plus amounts deferred under Code section 401(k) and amounts of earnings that are reduced under Code section 125 pursuant to the Participant's salary reduction agreement.

1.10. Credited Service

      Credited Service means credited service as defined in the Regular Retirement Plan.

1.11. Early Retirement Date

      Early Retirement Date means the first day of the month coinciding with or next following the month in which the Participant attains age sixty (60) and completes ten (10) years of Credited Service.

1.12. Employee

      Employee means an employee of the Company or an Affiliate of the Company.

1.13. Final Compensation

      Final Compensation means, as of the date of determination, one-twelfth (1/12th) of the Participant's total Compensation for the twelve consecutive months immediately preceding the date of determination.

1.14. Hour of Service

      Hour of Service means hour of service as defined in the Regular Retirement Plan.

1.15. Normal Retirement Date

      Normal Retirement Date means the first day of the month coinciding with or next following the month in which the Participant attains age sixty-five (65) and completes ten (10) years of credited service with the Company.


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                          Shenandoah Telephone Company
                     Executive Supplemental Retirement Plan
                             Effective May 12, 2003

1.16. Participant

      Participant means an Employee who becomes a Participant in the Plan pursuant to Plan Article II hereof.

1.17. Plan Year

      Plan Year means each 12-month period beginning on January 1 and ending on December 31.

1.18. Regular Retirement Plan

      Regular Retirement Plan means the Shenandoah Telephone Company Retirement Plan as amended for the applicable time.

1.19. Surviving Spouse

      Surviving Spouse means the person to whom the Participant is legally married on the Participant's date of death.


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                          Shenandoah Telephone Company
                     Executive Supplemental Retirement Plan
                             Effective May 12, 2003

                                   ARTICLE II
                                  PARTICIPATION

      (a) Any Employee who is selected by the Board to participate in the Plan and whose participation is approved in writing by a resolution adopted by the Board will become a Participant.

      (b) A Participant shall cease to be a Participant in the Plan if his employment terminates prior to his Early Retirement Date, upon the Participant's death or when his Accrued Benefit under the Plan is paid in full.


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                          Shenandoah Telephone Company
                     Executive Supplemental Retirement Plan
                             Effective May 12, 2003

                                   ARTICLE III
                               RETIREMENT BENEFITS

3.01. Normal Retirement Benefit

      A Participant who retires on his Normal Retirement Date shall be entitled to receive his Accrued Benefit as of his Normal Retirement Date. The monthly retirement benefit shall begin on the first day of the month after the month in which the Participant retires and, except as provided in section 3.07, shall continue until the month in which the Participant dies.

3.02. Early Retirement Benefit

      A Participant who retires on his Early Retirement Date shall be entitled to receive his Accrued Benefit as of his Early Retirement Date reduced by five-ninths of one percent (5/9%) for each of the first 60 months and five-eighteenths of one percent (5/18%) for each of the next 60 months by which the Participant's date of retirement precedes his Normal Retirement Date. The monthly retirement benefit shall begin on the first day of the month after the month in which the Participant retires and, except as provided in section 3.07, shall continue until the month in which the Participant dies.

3.03. Deferred Retirement Benefit

      A Participant who retires on his Deferred Retirement Date shall be entitled to receive his Accrued Benefit as of his Deferred Retirement Date. The monthly retirement benefit shall begin on the first day of the month after the month in which the Participant retires and, except as provided in section 3.07, shall continue until the month in which the Participant dies.

3.04. Pre-Retirement Death Benefit

      (a) If a Participant dies while in the Company's employ, and on or after either (i) completing fifteen (15) years of Credited Service, or (ii) his Early Retirement Date, there shall be payable to the Surviving Spouse the monthly retirement allowance that would have been payable to the Surviving Spouse if the Participant had retired on the day before his death, elected to receive his Accrued Benefit as a joint and 50% survivor annuity (Option 3 in section 3.07) and died one day later.

      (b) The monthly retirement allowance payable to the Surviving Spouse shall begin on the first day of the month after the month of the Participant's death and shall continue until the month in which the Surviving Spouse dies.

3.05. Post-Retirement Death Benefit

      Upon the death of a Participant who is receiving benefits under the Plan, his Surviving Spouse or Beneficiary shall be entitled to receive the monthly retirement allowance, if any,



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                          Shenandoah Telephone Company
                     Executive Supplemental Retirement Plan
                             Effective May 12, 2003

payable under the form of benefit in which the Participant was receiving the benefit prior to his death.

3.06. Forfeiture of Benefit

      A Participant forfeits his Accrued Benefit if his employment is terminated for any reason prior to his Early Retirement Date, except as provided in Section 3.04.

3.07. Optional Forms of Retirement Payments

      Each Participant shall have the right to make a written election, subject to the approval of the Committee, to have his retirement allowance under Plan section 3.01, 3.02 or 3.03 paid under one of the options set forth in this Plan section. The optional forms of benefit set forth in this Plan section shall be Actuarially Equivalent to the benefits payable under Plan section 3.01, 3.02 or 3.03.

      OPTION 1. TEN YEARS CERTAIN AND CONTINUOUS OPTION

      A Participant may elect to receive a reduced retirement allowance during his lifetime and, upon his death after retirement but before 120 monthly retirement allowance payments have fallen due, such reduced retirement allowance shall be continued to his designated Beneficiary until the remainder of such 120 monthly payments have been made. If the designated Beneficiary is not living at the death of the Participant, the Actuarial Equivalent of the remaining guaranteed payments shall be paid in a lump sum to the estate of the Participant or to such members of the Participant's family as the Committee in its sole discretion shall designate. If payments are continued to the Beneficiary and the Beneficiary should then die before a combined total of 120 monthly payments have been made to the Participant and the Beneficiary, the Actuarial Equivalent of the remaining guaranteed payments shall be paid in a lump sum to the estate of the Beneficiary.

      OPTION 2. FIFTEEN YEARS CERTAIN AND CONTINUOUS OPTION

      A Participant may elect to receive a reduced retirement allowance during his lifetime and, upon his death after retirement but before 180 monthly retirement allowance payments have fallen due, such reduced retirement allowance shall be continued to his designated Beneficiary until the remainder of such 180 monthly payments have been made. If the designated Beneficiary is not living at the death of the Participant, the Actuarial Equivalent of the remaining guaranteed payments shall be paid in a lump sum to the estate of the Participant or to such members of the Participant's family as the Committee in its sole discretion shall designate. If payments are continued to the Beneficiary and the Beneficiary should then die before a combined total of 180 monthly payments have been made to the Participant and the Beneficiary, the Actuarial Equivalent of the remaining guaranteed payments shall be paid in a lump sum to the estate of the Beneficiary.


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                          Shenandoah Telephone Company
                     Executive Supplemental Retirement Plan
                             Effective May 12, 2003

      OPTION 3. JOINT AND 50% SURVIVOR ANNUITY

      A Participant may elect to receive a reduced retirement allowance during his lifetime and, upon his death after retirement, a monthly benefit shall be paid to his Surviving Spouse, if any, equal to 50% of the monthly annuity payable to the Participant during his lifetime. The Surviving Spouse's benefit shall be payable beginning with the month following the Participant's death and shall continue to be paid to the Surviving Spouse during the Surviving Spouse's lifetime.

      OPTION 4. JOINT AND 75% SURVIVOR ANNUITY

      A Participant may elect to receive a reduced retirement allowance during his lifetime and, upon his death after retirement, a monthly benefit shall be paid to his Surviving Spouse, if any, equal to 75% of the monthly annuity payable to the Participant during his lifetime. The Surviving Spouse's benefit shall be payable beginning with the month following the Participant's death and shall continue to be paid to the Surviving Spouse during the Surviving Spouse's lifetime.

      OPTION 5. JOINT AND 100% SURVIVOR ANNUITY

      A Participant may elect to receive a reduced retirement allowance during his lifetime and, upon his death after retirement, a monthly benefit shall be paid to his Surviving Spouse, if any, equal to the monthly annuity payable to the Participant during his lifetime. The Surviving Spouse's benefit shall be payable beginning with the months following the Participant's death and shall continue to be paid to the Surviving Spouse during the Surviving Spouse's lifetime.


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                          Shenandoah Telephone Company
                     Executive Supplemental Retirement Plan
                             Effective May 12, 2003

                                   ARTICLE IV
                           ADMINISTRATION OF THE PLAN

4.01. Administrative Rules

      The Company reserves the right to adopt any rules for the administration and application of the Plan as necessary which are not inconsistent with the express terms hereof, to amend or revoke any such rule, and to interpret the Plan and any rules adopted pursuant to this Plan Article. All actions taken and all determinations made by the Company in good faith shall be final and binding upon all Participants, beneficiaries, or other persons interested in the Plan.

4.02. Claims Procedure

      (a) All claims for benefits under the Plan shall be submitted to the Committee or such person as the Committee may designate in writing who shall have the initial responsibility for determining the eligibility of any claim for benefits. All claims for benefits shall be made in writing and shall set forth the facts which such claimant believes to be sufficient to entitle him to the benefit claimed.

      (b) In the event a claim for benefits is denied the claimant shall be notified in writing or by electronic mail within ninety (90) days after the claim is submitted. The notice shall be written in a manner calculated to be understood by the claimant and shall include:

            (1) The specific reason or reasons for the denial;

            (2) Specific references to the pertinent Plan provisions on which the denial is based;

            (3) A description of any additional material or information necessary for the claimant to perfect the claim and an explanation why such material or information is necessary; and

            (4) An explanation of the Plan's claim review procedures and time limits applicable to such procedures, including the claimant's right to bring a civil action under ERISA section 502(a) following an adverse benefit determination on review.

      If special circumstances require an extension of time for processing the initial claim, a written notice of the extension and the reason therefore shall be furnished to the claimant before the end of the initial 90 day period. In no event shall the extension exceed 90 days.

      (c) In the event a claim for benefits is wholly or partly denied, the claimant or his duly authorized representative, at the claimant's sole expense, may appeal the denial to the Committee within 60 days of the receipt of written notice of the denial. In pursuing the appeal the claimant or his duly authorized representative:


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                          Shenandoah Telephone Company
                     Executive Supplemental Retirement Plan
                             Effective May 12, 2003

            (1) may request in writing that the Committee review the denial, taking into account all comments, documents, records and information submitted by the claimant relating to the claim without regard to whether the information was submitted or considered in the initial benefit determination;

            (2) upon request, and free of charge, may review or receive copies of documents and records relevant to the claim for benefits; and

            (3) may submit documents, records and written issues relating to the claim.

      The decision on review shall be made within 60 days of receipt of the request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered as soon as possible, but not later than 120 days after receipt of the request for review. If such an extension of time is required, written notice of the extension shall be furnished to the claimant before the end of the original 60 day period. The decision on review shall be made in writing, shall be written in a manner calculated to be understood by the claimant, and shall include specific references to the provisions of the Plan on which the denial is based.


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                          Shenandoah Telephone Company
                     Executive Supplemental Retirement Plan
                             Effective May 12, 2003

                                    ARTICLE V
                           AMENDMENTS AND TERMINATION

      The Company hopes and expects to continue the Plan indefinitely, but reserves the right, by resolution of the Board or any executive committee of the Board, to amend, modify, or terminate the Plan at any time and for any reason by a majority vote of its members, by unanimous consent in lieu of a meeting or in any other manner applicable under state law. In addition, the Board or the executive committee of the Board may delegate to an appropriate officer, or officers of the Company, or committee, may delegate to the all or part of the authority to amend or terminate the Plan.


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                          Shenandoah Telephone Company
                     Executive Supplemental Retirement Plan
                             Effective May 12, 2003

                                   ARTICLE VI
                                  MISCELLANEOUS

6.01. No Guarantee of Employment

      The Plan does not in any way limit the right of the Company or an Affiliate at any time and for any reason to terminate the Participant's employment or such Participant's status as an officer of the Company or an Affiliate. In no event shall the Plan by its terms or implications constitute an employment contract of any nature whatsoever between the Company or an Affiliate and a Participant.

6.02. Liability

      A Participant's right to a benefit under the Plan shall be solely that of an unsecured creditor of the Company. The source of Plan benefits pursuant to the Plan shall be the general funds of the Company; no assets of the Company or its subsidiaries shall be segregated or committed to insure the Company's or its subsidiaries' obligations hereunder. No officer, director, or stockholder of the Company or its subsidiaries shall be individually liable therefore, or on account of any claim arising by reason of the provisions of this Plan or of any instrument or instruments implementing the provisions or purposes hereof.

6.03. Nonassignability

      The rights, interests, and benefits of a Participant (or beneficiary thereof) in this Plan shall not be subject to assignment, anticipation, transfer, pledge, hypothecation or other transfer, and such rights, interests and benefits shall not be liable for the debts, contracts, or engagements of a Participant (or beneficiary thereof), or otherwise subject to execution, attachment, garnishment, or similar process.

6.04. Construction

      Headings are given for ease of reference and must be disregarded in interpreting the Plan. Masculine pronouns wherever used shall include feminine pronouns and the use of the singular shall include the plural.

6.05. Governing Law

      This Plan shall be governed by the laws of the Commonwealth of Virginia (other than its choice-of-law provisions) except to the extent that the laws of the Commonwealth of Virginia are preempted by the laws of the United States.


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                          Shenandoah Telephone Company
                     Executive Supplemental Retirement Plan
                             Effective May 12, 2003

                                 SIGNATURE PAGE

      As evidence of its adoption of the Shenandoah Telephone Company Executive Supplemental Retirement Plan Effective May 12, 2003, the Company has caused this document to be executed by its duly authorized officer as of the ____ day of _______________, 2003.

                                                SHENANDOAH TELEPHONE COMPANY


                                                By:
                                                  ------------------------------

                                                  Christopher E. French
                                                  President


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